EXHIBIT 4.2

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                        [NAME OF SERVICER], as Servicer,


                                       and


                         MILA Mortgage Acceptance, Inc.
                                  as Depositor


                           ____________________________

                               SERVICING AGREEMENT

                           Dated as of _______________

                           ____________________________

                         ________________Mortgage Loans

               MILA Mortgage Acceptance, Inc. Trust Series 200_-__


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                                TABLE OF CONTENTS




                                    ARTICLE I

                                   Definitions

Section 1.01          Definitions...............................................
Section 1.02          Other Definitional Provisions.............................
Section 1.03          Interest Calculations.....................................


                                   ARTICLE II

                         Representations and Warranties

Section 2.01          Representations and Warranties Regarding the Servicer.....
Section 2.02          Representations and Warranties of the Depositor...........
Section 2.03          Enforcement of Representations and Warranties.............


                                   ARTICLE III

                 Administration and Servicing of Mortgage Loans

Section 3.01          The Servicer..............................................
Section 3.02          Collection of Certain Mortgage Loan Payments..............
Section 3.03          Withdrawals from the Collection Account...................
Section 3.04          Maintenance of Hazard Insurance; Property Protection
                      Expenses..................................................
Section 3.05          Modification Agreements...................................
Section 3.06          Trust Estate; Related Documents...........................
Section 3.07          Realization upon Defaulted Mortgage Loans.................
Section 3.08          Depositor and Indenture Trustee to Cooperate..............
Section 3.09          Servicing Compensation; Payment of Certain Expenses by
                      Servicer..................................................
Section 3.10          Annual Statement as to Compliance.........................
Section 3.11          Annual Servicing Report...................................
Section 3.12          Access to Certain Documentation and Information Regarding
                      the Mortgage Loans........................................
Section 3.13          Maintenance of Certain Servicing Insurance Policies.......
Section 3.14 Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of
                      Mortgaged Property........................................
Section 3.15          Optional Repurchase of Defaulted Mortgage Loans...........


                                   ARTICLE IV

                              Servicing Certificate

Section 4.01          Statements to Securityholders.............................


                                    ARTICLE V

                        Distribution and Payment Accounts

Section 5.01          Distribution Account......................................
Section 5.02          Payment Account...........................................


                                   ARTICLE VI

                                  The Servicer

Section 6.01          Liability of the Servicer.................................
Section 6.02          Merger or Consolidation of, or Assumption of the
                      Obligations of, the Servicer..............................
Section 6.03          Limitation on Liability of the Servicer and Others........
Section 6.04          Servicer Not to Resign....................................
Section 6.05          Delegation of Duties......................................
Section 6.06          Servicer to Pay Indenture Trustee's and Owner Trustee's
                      Fees and Expenses; Indemnification........................


                                   ARTICLE VII

                                     Default

Section 7.01          Servicing Default.........................................
Section 7.02          Indenture Trustee to Act; Appointment of Successor........
Section 7.04          Notification to Securityholders...........................


                                  ARTICLE VIII

                            Miscellaneous Provisions

Section 8.01          Amendment.................................................
Section 8.02          Governing Law.............................................
Section 8.03          Notices...................................................
Section 8.04          Severability of Provisions................................
Section 8.05          Third-Party Beneficiaries.................................
Section 8.06          Counterparts..............................................
Section 8.07          Effect of Headings and Table of Contents..................
Section 8.08          Termination upon Purchase by the Servicer or Liquidation
                      of All Mortgage Loans.....................................
Section 8.09          Certain Matters Affecting the Indenture Trustee...........
Section 8.10          Authority of the Administrator............................


EXHIBIT A - MORTGAGE LOAN SCHEDULE..............................................
EXHIBIT B - POWER OF ATTORNEY...................................................
EXHIBIT C - CERTIFICATE PURSUANT TO SECTION 3.08................................
EXHIBIT D - FORM OF REQUEST FOR RELEASE.........................................
EXHIBIT E - FORM OF REQUEST FOR RELEASE.........................................

Schedule 1- Mortgage Insuranc Component Schedule................................


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         This Servicing Agreement, dated as of _______________, between [Name of
Servicer], as Servicer (the "Servicer") and MILA Mortgage Acceptance, Inc., as Depositor (the "Depositor"),

                          W I T N E S S E T H T H A T:

                  WHEREAS, MILA Mortgage Acceptance, Inc., will create MILA Mortgage Acceptance, Inc. Trust Series 200_-__, an owner trust (the "Issuing Entity") under Delaware law, and will transfer the Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement to the Issuing Entity;

                  WHEREAS, pursuant to the terms of a Trust Agreement dated as of _______________ (the "Owner Trust Agreement") between the Depositor, as depositor, and ______________________, as owner trustee (the "Owner Trustee"), the Depositor will sell the Mortgage Collateral to Issuing Entity in exchange for the cash proceeds of the Securities;

                  WHEREAS, pursuant to the terms of the Trust Agreement between the Depositor and the Owner Trustee, the Issuing Entity will issue and transfer to or at the direction of the Depositor, the Mortgage-Backed Certificates, Series 200_-__ (the "Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of _______________ (the "Indenture") between the Issuing Entity and the Indenture Trustee, the Issuing Entity will issue and transfer to or at the direction of the Purchaser the Mortgage-Backed Notes, Series 200_-__ (the "Notes"), consisting of the Notes and secured by the Mortgage Collateral;

                  WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement, the Depositor will acquire the Initial Loans; and

                  WHEREAS, pursuant to the terms of this Servicing Agreement, the Servicer will service the Mortgage Loans directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I


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                                   Definitions

         Section 1.01 DEFINITIONS. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 OTHER DEFINITIONAL PROVISIONS. (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03 INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on a daily basis using a 365- day year. All calculations of interest on the Securities shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

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                         Representations and Warranties

         Section 2.01 REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to Depositor, the Issuing Entity and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Collateral, and the Securityholders, as of the Cut-Off Date, [the date of the Servicing Agreement], the Closing Date [and any Deposit Date], that:

                  (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of [_______] and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

                  (ii) The Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound; and

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Servicing Agreement or the Notes or the Certificates which in the opinion of the Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement.

         The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

         Section 2.02 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor hereby represents and warrants to the Servicer for the benefit of the Indenture Trustee, as pledgee of the Mortgage Collateral, and the Securityholders, as of the Cut-Off Date, the Closing Date and any Deposit Date, that:

                  (i) The Depositor is a corporation in good standing under the laws of the State of Delaware;

                  (ii) The Depositor has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

                  (iii) The execution and delivery by the Depositor of this Servicing Agreement and the performance by the Depositor of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Depositor or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Depositor or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of limited liability companies. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Depositor is bound.

         Section 2.03 ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES. The Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Collateral, or the Credit Enhancer, shall enforce the representations and warranties of the Seller pursuant to the Mortgage Loan Purchase Agreement. Upon the discovery by the Seller, the Servicer, the Indenture Trustee, the Credit Enhancer, the Depositor or any Custodian of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement, in respect of any Mortgage Loan which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Mortgage Loan Purchase Agreement, the Seller either
(i) cure such breach in all material respects within 45 days (with respect to a breach of the representations and warranties contained in Section 3.1(a) of the Mortgage Loan Purchase Agreement) or 90 days (with respect to a breach of the representations and warranties contained in Section 3.1(b) of the Mortgage Loan Purchase Agreement) from the date the Seller was notified of such breach or (ii) purchase such Mortgage Loan from the Depositor at the price and in the manner set forth in Section 3.1(b) of the Mortgage Loan Purchase Agreement; PROVIDED that the Seller shall, subject to the conditions set forth in the Mortgage Loan Purchase Agreement, have the option to substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan. In the event that the Seller elects to substitute one or more Eligible Substitute Mortgage Loans pursuant to
Section 3.1(b) of the Mortgage Loan Purchase Agreement, the Seller shall deliver to the Depositor with respect to such Eligible Substitute Mortgage Loans, the original Mortgage Note, the Mortgage, and such other documents and agreements as are required by the Mortgage Loan Purchase Agreement. No substitution will be made in any calendar month after the Determination Date for such month. Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be transferred to the Depositor and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date provided a payment has been received by the Depositor for such month in respect of the Mortgage Loan to be removed. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loans and the Servicer shall promptly deliver the amended Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

         It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Depositor and the Indenture Trustee, as pledgee of the Mortgage Collateral, against the Seller. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the Depositor shall assign to the Seller all of the right, title and interest in respect of the Mortgage Loan Purchase Agreement applicable to such Mortgage Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the applicable Custodian shall deliver the Mortgage Files to the Servicer, together with all relevant endorsements and assignments.

                                  ARTICLE III

                  Administration and Servicing ofMortgage Loans

         Section 3.01 THE SERVICER. (a) The Servicer shall service and administer the Mortgage Loans in the same manner as would prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the jurisdictions where the related Mortgaged Properties are located and in a manner consistent with the terms of this Servicing Agreement and which shall be normal and usual in its general mortgage servicing activities and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Depositor, the Indenture Trustee, as pledgee of the Mortgage Collateral, and the Securityholders for the performance of its duties and obligations hereunder in accordance with the terms hereof and the servicing standard set forth above. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Depositor and the Indenture Trustee, as pledgee of the Mortgage Collateral, to execute and deliver, on behalf of itself, the Depositor, the Securityholders and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Depositor, the Indenture Trustee and the Custodian, as applicable, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. On the Closing Date, the Depositor shall deliver to the Servicer a power of attorney substantially in the form of Exhibit B hereto.

         If the Mortgage relating to a Mortgage Loan did not have a lien senior on the related Mortgaged Property as of the Cut-Off Date, then the Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mort gaged Property as of the Cut-Off Date, then the Servicer, in such capacity, may consent to the refinancing of such senior lien; PROVIDED that (i) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing and (ii) the interest rate for the loan evidencing the refinanced senior lien on the date of such refinancing is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Servicing Agreement) to the Depositor under this Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b) The Servicer has entered into Initial Subservicing Agreements with the Initial Subservicers for the servicing and administration of the Mortgage Loans and may enter into additional Sub servicing Agreements with Subservicers for the servicing and administration of certain of the Mortgage Loans. References in this Servicing Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer and any amount received by such Subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Servicer and the Subservicer have agreed. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; PROVIDED, HOWEVER, that any such amendments shall be consistent with and not violate the provisions of this Servicing Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; PROVIDED, HOWEVER, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

         In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

         As part of its servicing activities hereunder, the Servicer, for the benefit of the Depositor, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.02 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Servicing Agreement, follow such collection procedures as shall be normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; PROVIDED such arrangement is consistent with the Servicer's policies with respect to home equity mortgage loans; PROVIDED, FURTHER, that notwithstanding such arrangement such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate. The Servicer may also extend the Due Date for payment due on a Mortgage Loan, PROVIDED, HOWEVER, that the Servicer shall first determine that any such waiver or extension will not adversely affect the lien of the related Mortgage. Consistent with the terms of this Servicing Agreement, the Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Credit Enhancer, PROVIDED, HOWEVER, that the Servicer may not modify or permit any Subservicer to modify any Mortgage Loan (including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date of such Mortgage Loan) unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable.

         (b) The Servicer shall establish an account (the "Collection Account") in which the Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans received by it subsequent to the Cut-off Date as to any Initial Loan or the related Deposit Date as to any Additional Loan (other than in respect of the payments referred to in the following paragraph) within __ Business Day[s] following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

                  (i) all payments of principal of or interest on the Mortgage Loans received by the Servicer from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

                  (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 3.15;

                  (iii) Net Liquidation Proceeds net of any related Foreclosure Profit;

                  (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement;

                  (v) insurance proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

                  (vi) amounts required to be paid by the Servicer pursuant to
         Section 8.08.

PROVIDED, HOWEVER, that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties, payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the Servicer may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Collection Account may contain funds that belong to one or more trust funds created for the notes or certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced or serviced by it on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Collection Account to the extent they represent collections on the Mortgage Loans for the benefit of the Depositor, the Indenture Trustee, the Securityholders and the Credit Enhancer, as their interests may appear. The Servicer shall remit all Foreclosure Profits to itself as additional servicing compensation.

         The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Eligible Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Eligible Investments), which shall mature not later than the Business Day next preceding the Payment Date and shall not be sold or disposed of prior to its maturity. Except as provided above, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

         (c) The Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Eligible Investments, unless, all such collections are remitted on a daily basis to the Servicer for deposit into the Collection Account.

         Section 3.03 WITHDRAWALS FROM THE COLLECTION ACCOUNT. The Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

                  (i) to deposit in the Distribution Account, on the Business Day prior to each Payment Date, an amount equal to the Security Collections required to be distributed on such Payment Date;

                  (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

                  (iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.09, an amount equal to the related Servicing Fee (to the extent not retained pursuant to Section 3.02), and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

                  (iv) to the extent deposited in the Collection Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Collection Account and Payment Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

                  (v) to the extent deposited in the Collection Account, to pay to itself as additional servicing compensation any Foreclosure Profits;

                  (vi) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

                  (vii) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to
         Section 3.02;

                  (viii) to pay to the Seller the amount, if any, deposited in the Collection Account by the Indenture Trustee upon release thereof from the Funding Account representing payments for Additional Loans; and

                  (ix) after the occurrence of an Amortization Event, to pay to the Seller, the Excluded Amount.

Since, in connection with withdrawals pursuant to clauses (iii), (iv), (vi) and
(vii), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the Servicer determines to be otherwise nonrecoverable (except with respect to any Mortgage Loan as to which the Repurchase Price has been paid), by withdrawal from the Collection Account of amounts on deposit therein attributable to the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

         Section 3.04 MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION EXPENSES. The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Collection Account to the extent called for by Section
3.02. In cases in which any Mortgaged Property is located at any time during the life of a Mortgage Loan in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance (to the extent available). All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Collection Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Issuing Entity, the Indenture Trustee and the Securityholders, claims under any such blanket policy.

         Section 3.05 MODIFICATION AGREEMENTS. The Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Depositor shall promptly execute any such documents on request of the Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Mortgage Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Mortgage Loan as of the Cut-Off Date. Any fee collected by the Servicer or the related Subservicer for processing such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

         Section 3.06 TRUST ESTATE; RELATED DOCUMENTS. (a) When required by the provisions of this Servicing Agreement, the Depositor shall execute instruments to release property from the terms of this Servicing Agreement, or convey the Depositor's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Servicing Agreement. No party relying upon an instrument executed by the Depositor as provided in this Article III shall be bound to ascertain the Depositor's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) If from time to time the Servicer shall deliver to the Depositor or the related Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the Depositor or the related Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the Servicer do not meet the above qualifications, such documents shall promptly be returned by the Depositor or the related Custodian to the Servicer, with a direction to the Servicer to forward the correct documentation.

         (c) Upon Depositor Request accompanied by an Officers' Certificate of the Servicer pursuant to Section 3.09 of this Servicing Agreement to the effect that a Mortgage Loan has been the subject of a final payment or a prepayment in full and the related Mortgage Loan has been terminated or that substantially all Liquidation Proceeds which have been determined by the Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Collection Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage Loan or, if applicable, Liquidation Proceeds, the Depositor shall promptly release the Related Documents to the Servicer, along with such documents as the Servicer or the Mortgagor may request as contemplated by the Servicing Agreement to evidence satisfaction and discharge of such Mortgage Loan. If from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer requests the Depositor or the related Custodian to release the Related Documents and delivers to the Depositor or the related Custodian a trust receipt reasonably satisfactory to the Depositor or the related Custodian and signed by a Responsible Officer of the Servicer, the Depositor or the related Custodian shall release the Related Documents to the Servicer. If such Mortgage Loans shall be liquidated and the Depositor or the related Custodian receives a certificate from the Servicer as provided above, then, upon request of the Depositor or the related Custodian shall release the trust receipt to the Servicer.

         Section 3.07 REALIZATION UPON DEFAULTED MORTGAGE LOANS. With respect to such of the Mortgage Loans as come into and continue in default, the Servicer will decide whether to foreclose upon the Mortgaged Properties securing such Mortgage Loans or write off the unpaid principal balance of the Mortgage Loans as bad debt; provided that if the Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Depositor to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; PROVIDED that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any fore closure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. In the event of a determination by the Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

         Notwithstanding any provision of this Servicing Agreement, a Mortgage Loan may be deemed to be finally liquidated if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Mortgage Loan have been received; PROVIDED, HOWEVER, any subsequent collections with respect to any such Mortgage Loan shall be deposited to the Collection Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Depositor and the Indenture Trustee as their interests may appear, or to their respective nominee on behalf of Securityholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Depositor until such time as such property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder, so long as such Mortgaged Property shall be considered to be an outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage
Note in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

         Any proceeds from foreclosure proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Servicing Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds or Insurance Proceeds, will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with Section 3.07; second, to all Servicing Fees payable therefrom; third, to the extent of accrued and unpaid interest on the related Mortgage Loan, at the Net Mortgage Rate to the Due Date prior to the Payment Date on which such amounts are to be deposited in the Payment Account; fourth, as a recovery of principal on the Mortgage Loan; and fifth, to Foreclosure Profits.

         Section 3.08 DEPOSITOR AND INDENTURE TRUSTEE TO COOPERATE. On or before each Payment Date, the Servicer will notify the Indenture Trustee or the relevant Custodian, with a copy to the Depositor, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding Collection Period, which notification shall be by a certification in substantially the form attached hereto as Exhibit C (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.02 have been so deposited or credited) of a Servicing Officer. Upon receipt of payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded as required under the Mortgage Loan Purchase Agreement, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee or the relevant Custodian shall, upon request of the Servicer and delivery to the Indenture Trustee or relevant Custodian, with a copy to the Depositor, of a Request for Release, in the form annexed hereto as Exhibit D, signed by a Servicing Officer, release or cause to be released the related Mortgage File to the Servicer and the Depositor and Indenture Trustee shall promptly execute such documents, in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee or the related Custodian (as specified in such receipt) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the Servicer.

         In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions of the Mortgage Loan Purchase Agreement, the Depositor shall, if so requested in writing by the Servicer, promptly execute an appropriate assignment in the form provided by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the Depositor and return all Related Documents to the place where the related Mortgage File was being maintained.

         In connection with the Depositor's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Servicing Agreement requiring the Depositor to authorize or permit any actions to be taken with respect to the Mortgage Loans, the Indenture Trustee, as pledgee of the Mortgage Collateral in the Depositor, expressly agrees, on behalf of the Depositor, to take all such actions on behalf of the Depositor and to promptly execute and return all instruments reasonably required by the Servicer in connection therewith; PROVIDED that if the Servicer shall request a signature of the Indenture Trustee, on behalf of the Depositor, the Servicer will deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Servicing Agreement.

         Section 3.09 SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY SERVICER. The Servicer shall be entitled to receive the Servicing Fee in accordance with Section 3.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges and certain other receipts not required to be deposited in the Collection Account as specified in Section 3.02 shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders, including, without limitation, the fees and expenses of the Administrator, Owner Trustee, Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 3.10 ANNUAL STATEMENT AS TO COMPLIANCE. The Servicer will deliver to the Depositor, the Issuing Entity and the Indenture Trustee, with a copy to the Credit Enhancer, not later than February 28 of each calendar year beginning in 2007, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officer's supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Indenture Trustee as described above as and when required with respect to the Servicer. If the Servicer cannot deliver the related Annual Statement of Compliance by February 28th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Annual Statement of Compliance, but in no event later than March 10th of such year.

         Failure of the Servicer to timely comply with this Section 3.10 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.11 ASSESSMENTS OF COMPLIANCE AND ATTESTATION REPORTS.

         Assessments of Compliance and Attestation Reports. On and after January 1, 2006, the Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1123 of Regulation AB, the Servicer shall deliver to the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency on or before February 28 of each calendar year beginning in 2007, a report regarding the Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Indenture Trustee, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

         (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

         (b) A statement by such officer that such officer used the Servicing Criteria attached as Exhibit E hereto, and which will also be attached to the Assement of Compliance, to assess compliance with the Servicing Criteria applicable to the Servicer;

         (c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

         (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to the Servicer.

         On or before February 28 of each calendar year beginning in 2007, the Servicer shall furnish to the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Depositor, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Servicer shall cause any subservicer, and each subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency an Assessment of Compliance and Attestation Report as and when provided above.

         Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         If the Servicer cannot deliver any Assessment of Compliance or Attestation Report by February 28th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 3.11 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

   The Indenture Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to the "indenture trustee" or "securities administrator." In addition, the Indenture Trustee shall cause the Custodian to deliver to the Indenture Trustee and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Section 3.12 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. Whenever required by statute or regulation, the Servicer shall provide to the Credit Enhancer, any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Mortgage Loans such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

         Section 3.13 MAINTENANCE OF CERTAIN SERVICING INSURANCE POLICIES. The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for mortgage loans purchased by such entity.

         Section 3.14 INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY. The Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in ____, the Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Depositor, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

         Section 3.15 OPTIONAL REPURCHASE OF DEFAULTED MORTGAGE LOANS. Notwithstanding any provision in Section 3.07 to the contrary, the Servicer may repurchase any Mortgage Loan delinquent in payment for a period of 60 days or longer for a price equal to the Repurchase Price.

         Section 3.16 INTENTION OF THE PARTIES AND INTERPRETATION. Each of the parties acknowledges and agrees that the purpose of Sections 3.10 and 3.11 of this Agreement is to facilitate compliance with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. ss.ss. 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Indenture Trustee or the Depositor for delivery of additional or different information as the Indenture Trustee or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

                                   ARTICLE IV

                              Servicing Certificate

         Section 4.01 STATEMENTS TO SECURITYHOLDERS. Section 4.02 (a) With respect to each Payment Date, the Servicer shall forward to the Indenture Trustee and the Indenture Trustee pursuant to Section 3.26 of the Indenture shall forward or cause to be forwarded by mail to each Certificateholder, Noteholder, the Credit Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Notes and Certificates, to the extent applicable:

                  (i) the aggregate amount of (a) Security Interest Collections with respect to the Notes and the Certificates, (b) aggregate Security Principal Collections with respect to the Notes and the Certificates and (c) Security Collections for the related Collection Period with respect to the Notes and the Certificates;

                  (ii) the amount of such distribution to the Securityholders of the Notes and the Certificates applied to reduce the principal balance thereof and separately stating the portion thereof in respect of the Accelerated Principal Distribution Amount and the amount to be deposited in the Funding Account on such Payment Date;

                  (iii) the amount of such distribution to the Securityholders of the Notes and the Certificates allocable to interest and separately stating the portion thereof in respect of overdue accrued interest;

                  (iv) the Credit Enhancement Draw Amount, if any, for such Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

                  (v) the aggregate Principal Balance of (a) the ________ Loans,
         (b) the ______ Loans, (c) the _________ Loans, as of the end of the preceding Collection Period and (d) all of the Mortgage Loans;

                  (vi) the Weighted Average Net Mortgage Rate for the related Collection Period and the Weighted Average Net Mortgage Rate for the aggregate of the Stated Principal Balance of (A) all of the Mortgage Loans and (B) the Adjustable Rate Mortgage Loans, for the following Collection Period;

                  (vii) the Special Capital Distribution Amount and the Required Special Capital Distribution Amount, in each case as the end of the related Collection Period; and

                  (viii) the aggregate amount of Additional Loans acquired during the previous Collection Period with amounts in respect of Net Principal Collections from the Funding Account;

                  (ix) the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount of any remaining Carryover Loss Amount with respect to the Notes and Certificates, respectively, and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as a percentage of the sum of (a) the Cut-Off Date Pool Balance and (b) the amount by which the Pool Balance as of the latest date that the Additional Loans have been transferred to the Depositor exceeds the Cut-Off Date Pool Balance;

                  (x) any unpaid interest on the Notes and Certificates, respectively, after such Distribution Date;

                  (xi) the aggregate Principal Balance of each Class of Notes and of the Certificates after giving effect to the distribution of principal on such Payment Date;

                  (xii) the respective Security Percentage applicable to the Notes and Certificates, after application of payments made on such Payment Date;

                  (xiii) the amount distributed pursuant to Section 3.05(a)(xi) of the Indenture on such Payment Date;

                  (xiv) the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

                  (xv) the total cash flows received and the general sources thereof;

                  (xvi) the related amount of the Servicing Fees paid to or retained by the Master Servicer for the related Due Period;

                  (xvii) the amount of any Net Swap Payment payable to the Derivative Administrator, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Derivative Administrator and any Swap Termination Payment payable to the Swap Provider;

                  (xviii) the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Certificates;

                  (xix) the Certificate Principal Balance or Certificate Notional Amount, as applicable, of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

                  (xx) the number and Stated Principal Balance of the Mortgage Loans in each Loan Group in respect of which (A) one Scheduled Payment is Delinquent, (B) two Scheduled Payments are Delinquent, (C) three or more Scheduled Payments are Delinquent and (D) foreclosure proceedings have been commenced, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans, and (3) Adjustable Rate Mortgage Loans, in each such Loan Group; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

                  (xxi) the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

                  (xxii) the cumulative amount of Applied Realized Loss Amounts to date;

                  (xxiii) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

                  (xxiv) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

                  (xxv) the total number and principal balance of any real estate owned or REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

                  (xxvi) the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, and (2) Adjustable Rate Mortgage Loans;

                  (xxvii) the Realized Losses during the related Prepayment Period and the cumulative Realized Losses through the end of the preceding month;

                  (xxviii) whether a Trigger Event exists;

                  (xxix) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination weighted average remaining term; and [NOTE - Item 1121(a)(8) requires updated pool composition information, the foregoing is a suggestion of what to provide]; and

                  (xxx) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the Trust Fund.

         In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Note or Certificate with a $1,000 denomination.

         Prior to the close of business on the Business Day next succeeding each Determination Date, the Servicer shall furnish a written statement to the Depositor, the Owner Trustee, the Depositor, the Certificate Paying Agent and the Indenture Trustee setting forth (i) all the foregoing information, (ii) the aggregate amounts required to be withdrawn from the Collection Account and deposited into the Payment Account on the Business Day preceding the Payment Date pursuant to Section 3.03 and (iii) the amounts (A) withdrawn from the Payment Account and deposited to the Funding Account pursuant to Section 8.02(b) of the Indenture and (B) withdrawn from the Funding Account and deposited to the Collection Account pursuant to Section 8.02(c)(i) of the Indenture. The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Depositor's written request, the Servicer shall promptly furnish information reasonably requested by the Depositor that is reasonably available to the Servicer to enable the Depositor to perform its federal and state income tax reporting obligations.

                                   ARTICLE V

                        Distribution and Payment Accounts

         Section 5.01 DISTRIBUTION ACCOUNT. The Servicer shall establish and maintain a separate trust account (the "Distribution Account") titled "MILA Mortgage Acceptance, Inc. Trust Series 2000_-_, for the benefit of the Noteholders, the Certificateholders and the Credit Enhancer pursuant to the Indenture, dated as of _______________, between MILA Mortgage Acceptance, Inc. Trust Series 200_-_ and [Name of Indenture Trustee]. The Distribution Account shall be an Eligible Account. On the Business Day prior to each Payment Date,
(i) amounts deposited into the Distribution Account pursuant to Section 3.03(i) hereof will be distributed by the Servicer in accordance with Section ____ of the [Trust] Agreement, and (ii) the portion of such amounts then distributable with respect to the Mortgage Collateral shall be deposited into the Payment Account. [The Servicer shall invest or cause the institution maintaining the Distribution Account to invest the funds in the Distribution Account in Eligible Investments designated in the name of the [Servicer], which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Distribution Account is maintained may mature on such Payment Date and
(ii) any other investment may mature on such Payment Date if the Servicer shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Distribution Account by the Servicer out of its own funds immediately as realized.]

         Section 5.02 PAYMENT ACCOUNT. The Indenture Trustee shall establish and maintain a separate trust account (the "Payment Account") titled "________________________________, as Indenture Trustee, for the benefit of the Noteholders, the Certificate Paying Agent and the Credit Enhancer pursuant to the Indenture, dated as of _______________, between MILA Mortgage Acceptance, Inc. Trust Series 200_-__ and __________________________". The Payment Account
shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with
Section 3.05 of the Indenture. The Indenture Trustee shall, upon written request from the Servicer, invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Eligible Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Servicer out of its own funds immediately as realized.

                                   ARTICLE VI

                                  The Servicer

         Section 6.01 LIABILITY OF THE SERVICER. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Section 6.02 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; PROVIDED that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Collateral), the Depositor and the Credit Enhancer, is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Depositor an agreement, in form and substance reasonably satisfactory to the Credit Enhancer, the Indenture Trustee and the Depositor, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Servicing Agreement; PROVIDED further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade without taking into account the Credit Enhancement Instrument.

         Section 6.03 LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Depositor, the Issuing Entity, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Depositor and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Securities, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 6.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Depositor, and the Servicer shall be entitled to be reimbursed therefor. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 6.04 SERVICER NOT TO RESIGN. Subject to the provisions of
Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Servicing Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Depositor, the Administrator and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Depositor, the Administrator, the Indenture Trustee and the Credit Enhancer; (b) each Rating Agency shall have delivered a letter to the Depositor, the Credit Enhancer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Securities; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the Depositor and the Indenture Trustee; PROVIDED, HOWEVER, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Mortgage Collateral, shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Mortgage Collateral, shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections
7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Securityholder or the Credit Enhancer for any amounts paid by the Servicer pursuant to any provision of this Servicing Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer.

         Section 6.05 DELEGATION OF DUTIES. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to
Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

         Section 6.06 SERVICER TO PAY INDENTURE TRUSTEE'S AND OWNER TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION. (a) The Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Depositor and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

                  (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

                  (ii) while maintaining control over its own defense, the Depositor, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

                  (iii) notwithstanding anything in this Servicing Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Servicer, which consent shall not be unreasonably withheld.

No termination of this Servicing Agreement shall affect the obligations created by this Section 6.06 of the Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 6.06(b) shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Servicing Agreement.

                                  ARTICLE VII

                                     Default

         Section 7.01 SERVICING DEFAULT. If any one of the following events ("Servicing Default") shall occur and be continuing:

                  (i) Any failure by the Servicer to deposit in the Collection Account, the Funding Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Depositor, the Issuing Entity or the Indenture Trustee or to the Servicer, the Depositor, the Issuing Entity and the Indenture Trustee by the Credit Enhancer; or

                  (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders or the Credit Enhancer and which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Depositor, the Issuing Entity or the Indenture Trustee or to the Servicer, the Depositor, the Issuing Entity and the Indenture Trustee by the Credit Enhancer; or

                  (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (v) Any failure by the Seller (so long as the Seller is the Servicer) or the Servicer, as the case may be, to pay when due any amount payable by it under the terms of the Insurance Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure shall have been given to the Seller (so long as the Seller is the Servicer) or the Servicer, as the case may be; or

                  (vi) Failure on the part of the Seller or the Servicer to duly perform in any material respect any covenant or agreement set forth in the Insurance Agreement, which failure in each case materially and adversely affects the interests of the Credit Enhancer and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor, the Indenture Trustee, the Seller or the Servicer, as the case may be, by the Credit Enhancer.

then, and in every such case, other than that set forth in (vi) hereof, so long as a Servicing Default shall not have been remedied by the Servicer, either the Depositor, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Collateral, with the consent of the Credit Enhancer, or the Credit Enhancer, by notice then given in writing to the Servicer (and to the Depositor and the Issuing Entity if given by the Credit Enhancer) and in the case of the event set forth in (vi) hereof, the Credit Enhancer with the consent of Securityholders at least 51% of the aggregate Principal Balance of the Notes and the Certificates may terminate all of the rights and obligations of the Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Depositor, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Collateral, with the consent of the Credit Enhancer, or the Credit Enhancer may exercise any and all other remedies available at law or equity. Any such notice to the Servicer shall also be given to each Rating Agency, the Credit Enhancer, the Depositor and the Issuing Entity. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Servicing Agreement, whether with respect to the Securities or the Mortgage Loans or otherwise, shall pass to and be vested in the Depositor, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Collateral, pursuant to and under this Section 7.01; and, without limitation, the Depositor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Depositor in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

         Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations hereunder and received after such notice, that portion to which the Servicer would have been entitled pursuant to Sections
3.03 and 3.09 as well as its Servicing Fee in respect thereof, and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding the foregoing, a delay in or failure of performance under Section 7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Servicer shall provide the Indenture Trustee, the Credit Enhancer and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee, the Credit Enhancer and the Owner Trustee in writing of any Servicer Default.

         Section 7.02 INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.
Section 7.03 On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee on behalf of the Noteholders shall be the successor in all respects to the Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. Nothing in this Servicing Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Servicer in its capacity as Seller under the Mortgage Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Servicer, to purchase, repurchase or substitute any Mortgage Loan,
(iv) fund any losses on any Eligible Investment directed by any other Servicer, or (v) be responsible for the representations and warranties of the Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Mortgage Collateral holders may (in the situation described in clause
(i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent which consent shall not be unreasonably withheld and provided further that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Servicing Agreement prior to its termination as Servicer (including, without limitation, the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

         (a) Any successor, including the Indenture Trustee on behalf of the Noteholders, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13.

         (b) Any successor Servicer, including the Indenture Trustee on behalf of the Mortgage Collateral holders, shall not be deemed in default or to have breached its duties hereunder if the predecessor Servicer shall fail to deliver any required deposit to the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         Section 7.04 NOTIFICATION TO SECURITYHOLDERS. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VII or
Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Credit Enhancer, the Depositor, the Issuing Entity and each Rating Agency.

                                  ARTICLE VIII

                            Miscellaneous Provisions

         Section 8.01 AMENDMENT. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Securities and the consent of the Credit Enhancer and the Indenture Trustee.

         Section 8.02 GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.03 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Servicer, [Name and Address of Servicer], (b) in the case of the Credit Enhancer, ________________, ________, ______________, Attention:
_________________, ___________________________, (c) in the case of [Moody's,
___________, 4th Floor, 99 Church Street, New York, New York 10007], (d) in the case of [Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Residential Mortgage Surveillance Group], (e) in the case of the Owner Trustee, the Corporate Trust Office, and (f) in the case of the Issuing Entity, to MILA Mortgage Acceptance, Inc. Trust Series 200_-__, c/o ______________________, __________________, __________, ______________,
Attention: __________________________, with a copy to the Administrator at ______________ or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. [Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.]

         Section 8.04 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

         Section 8.05 THIRD-PARTY BENEFICIARIES. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Credit Enhancer, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

         Section 8.06 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 8.07 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 8.08 TERMINATION UPON PURCHASE BY THE SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS. The respective obligations and responsibilities of the Servicer and the Depositor created hereby shall terminate upon the last action required to be taken by the Issuing Entity pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

                  (i) the date on or before which the Indenture or Trust Agreement is terminated, or

                  (ii) the purchase by the Servicer from the Depositor of all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price equal to the greater of (a) 100% of the unpaid Principal Balance of each Mortgage Loan, plus accrued and unpaid interest thereon at the Weighted Average Net Mortgage Rate up to the day preceding the Payment Date on which such amounts are to be distributed to Securityholders, plus any amounts due and owing to the Credit Enhancer under the Insurance Agreement and (b) the fair market value of the Mortgage Loans as determined by two bids from competitive participants in the adjustable home equity loan market.

The right of the Servicer to purchase the assets of the Depositor pursuant to clause (ii) above is conditioned upon the Pool Balance as of the Final Scheduled Payment Date being less than ten percent of the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans. If such right is exercised by the Servicer, the Servicer shall deposit the amount calculated pursuant to clause
(ii) above with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or relevant Custodian shall release to the Servicer, the files pertaining to the Mortgage Loans being purchased.

         The Servicer, at its expense, shall prepare and deliver to the Indenture Trustee and the Owner Trustee for execution, at the time the Mortgage Loans are to be released to the Servicer, appropriate documents assigning each such Mortgage Loan from the Depositor to the Servicer or the appropriate party.

         Section 8.09 CERTAIN MATTERS AFFECTING THE INDENTURE TRUSTEE. For all purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

         [Section 8.10 AUTHORITY OF THE ADMINISTRATOR. Each of the parties to this Agreement acknowledges that the Issuing Entity and the Owner Trustee have each appointed the Administrator to act as its agent to perform the duties and obligations of the Issuing Entity hereunder. Unless otherwise instructed by the Issuing Entity or the Owner Trustee, copies of all notices, requests, demands and other documents to be delivered to the Issuing Entity or the Owner Trustee pursuant to the terms hereof shall be delivered to the Administrator. Unless otherwise instructed by the Issuing Entity or the Owner Trustee, all notices, requests, demands and other documents to be executed or delivered, and any action to be taken, by the Issuing Entity or the Owner Trustee pursuant to the terms hereof may be executed, delivered and/or taken by the Administrator pursuant to the Administration Agreement.]

                  IN WITNESS WHEREOF, the Servicer and the Depositor have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                        [NAME OF SERVICER],
                                             as Servicer

                                        By______________________________________
                                             Title:

                                        MILA MORTGAGE ACCEPTANCE, INC.
                                          as Depositor

                                        By______________________________________
                                             Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             (Provided Upon Request)

                                    EXHIBIT B

                                POWER OF ATTORNEY

                             (Provided Upon Request)

                                    EXHIBIT C

                      CERTIFICATE PURSUANT TO SECTION 3.08

                             (Provided Upon Request)

                                    EXHIBIT D

                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Collateral, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)              Mortgage Loan
                                                       Prepaid in Full
                                                       Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

__________________________________
[Name of Servicer]
Authorized Signature

TO CUSTODIAN/INDENTURE TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

                  Enclosed Documents:      [  ]     Promissory Note
                                           [  ]     Primary Insurance Policy
                                           [  ]     Mortgage or Deed of Trust
                                           [  ]     Assignment(s) of Mortgage or
                                                             Deed of Trust
                                           [  ]     Title Insurance Policy
                                           [  ]     Other:  ____________________

---------------------------------
Name

---------------------------------
Title

---------------------------------
Date

                                   Schedule 1

                      Mortgage Insurance Component Schedule

                             (Provided Upon Request)

                                    EXHIBIT E

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

DEFINITIONS
Primary Servicer - transaction party having borrower contact Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator (may be the Trustee, or may be the Master Servicer) Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations) Custodian - safe keeper of pool assets Paying Agent - distributor of funds to ultimate investor Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

KEY:     X - OBLIGATION
         [X] - UNDER CONSIDERATION FOR OBLIGATION

------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY     MASTER      SECURITIES   CUSTODIAN     PAYING      TRUSTEE
                                                       SERVICER    SERVICER      ADMIN                    AGENT
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------

-------------------------------------------------------------------------------------------------------------------------------
                   GENERAL SERVICING CONSIDERATIONS
-------------------------------------------------------------------------------------------------------------------------------

------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(1)(i)      Policies   and   procedures   are      X           X            X                                    X
                   instituted    to   monitor    any                                                                (Sec.
                   performance   or  other  triggers                                                                  9.01)
                   and    events   of   default   in
                   accordance  with the  transaction
                   agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(1)(ii)     If   any    material    servicing      X           X            X
                   activities   are   outsourced  to
                   third   parties,   policies   and
                   procedures   are   instituted  to
                   monitor    the   third    party's
                   performance  and compliance  with
                   such servicing activities.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Any     requirements    in    the
                   transaction     agreements     to
                   maintain a back-up  servicer  for
1122(d)(1)(iii)    the Pool Assets are maintained.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(1)(iv)     A  fidelity  bond and  errors and      X           X
                   omissions  policy is in effect on
                   the  party  participating  in the
                   servicing   function   throughout
                   the   reporting   period  in  the
                   amount of  coverage  required  by
                   and otherwise in accordance  with
                   the  terms  of  the   transaction
                   agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   CASH        COLLECTION        AND
                   ADMINISTRATION
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(2)(i)      Payments   on  pool   assets  are      X           X            X                        X
                   deposited  into  the  appropriate
                   custodial   bank   accounts   and
                   related  bank  clearing  accounts
                   no more  than two  business  days
                   following receipt,  or such other
                   number of days  specified  in the
                   transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Disbursements   made   via   wire      X           X            X                        X           X
                   transfer  on behalf of an obligor
                   or to an  investor  are made only
1122(d)(2)(ii)     by authorized personnel.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Advances  of funds or  guarantees      X           X            X                        X           X
                   regarding    collections,    cash                                                                (Sec.
                   flows or  distributions,  and any                                                                  8.01)
                   interest  or other  fees  charged
                   for  such  advances,   are  made,
                   reviewed    and    approved    as
                   specified   in  the   transaction
1122(d)(2)(iii)    agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   The  related   accounts  for  the                 [X]                                                X
                   transaction,    such    as   cash
                   reserve   accounts   or  accounts
                   established  as a  form  of  over
                   collateralization,            are
                   separately    maintained   (e.g.,
                   with  respect to  commingling  of
                   cash)   as  set   forth   in  the
1122(d)(2)(iv)     transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Each    custodial    account   is      X           X            X                                    X
                   maintained    at   a    federally
                   insured  depository   institution
                   as set  forth in the  transaction
                   agreements.  For purposes of this
                   criterion,   "federally   insured
                   depository    institution"   with
                   respect  to a  foreign  financial
                   institution   means   a   foreign
                   financial  institution that meets
                   the    requirements    of    Rule
                   13k-1(b)(1)   of  the  Securities
1122(d)(2)(v)      Exchange Act.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Unissued  checks are  safeguarded      X
                   so  as  to  prevent  unauthorized
1122(d)(2)(vi)     access.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(2)(vii)    Reconciliations  are  prepared on      X           X            X                        X           X
                   a    monthly    basis   for   all
                   asset-backed  securities  related
                   bank     accounts,      including
                   custodial  accounts  and  related
                   bank  clearing  accounts.   These
                   reconciliations      are      (A)
                   mathematically    accurate;   (B)
                   prepared  within 30 calendar days
                   after the bank  statement  cutoff
                   date,  or such  other  number  of
                   days     specified     in     the
                   transaction    agreements;    (C)
                   reviewed  and approved by someone
                   other   than   the   person   who
                   prepared the reconciliation;  and
                   (D)  contain   explanations   for
                   reconciling      items.     These
                   reconciling  items  are  resolved
                   within 90 calendar  days of their
                   original identification,  or such
                   other  number  of days  specified
                   in the transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   INVESTOR      REMITTANCES     AND
                   REPORTING
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(3)(i)      Reports to  investors,  including      X           X            X                                    X
                   those  to  be   filed   with  the
                   Commission,   are  maintained  in
                   accordance  with the  transaction
                   agreements     and     applicable
                   Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the
                   transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                   investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the
                   Servicer.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Amounts  due  to  investors   are      X           X            X                        X           X
                   allocated    and    remitted   in
                   accordance    with    timeframes,
                   distribution  priority  and other
                   terms    set    forth    in   the
1122(d)(3)(ii)     transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Disbursements    made    to    an      X           X            X                        X           X
                   investor  are  posted  within two
                   business  days to the  Servicer's
                   investor  records,  or such other
                   number of days  specified  in the
1122(d)(3)(iii)    transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Amounts   remitted  to  investors      X           X            X                        X           X
                   per the  investor  reports  agree
                   with cancelled  checks,  or other
                   form  of  payment,  or  custodial
1122(d)(3)(iv)     bank statements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   POOL ASSET ADMINISTRATION
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(4)(i)      Collateral  or  security  on pool      X           X
                   assets is  maintained as required
                   by the transaction  agreements or
                   related pool asset documents.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(4)(ii)     Pool     assets    and    related      X           X
                   documents  are   safeguarded   as
                   required   by   the   transaction
                   agreements
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(4)(iii)    Any   additions,    removals   or      X           X                                                 X
                   substitutions  to the asset  pool
                   are made,  reviewed  and approved
                   in     accordance     with    any
                   conditions  or   requirements  in
                   the transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(4)(iv)     Payments    on    pool    assets,      X
                   including  any  payoffs,  made in
                   accordance  with the related pool
                   asset  documents  are  posted  to
                   the  Servicer's  obligor  records
                   maintained   no  more   than  two
                   business days after  receipt,  or
                   such   other   number   of   days
                   specified   in  the   transaction
                   agreements,   and   allocated  to
                   principal,   interest   or  other
                   items    (e.g.,     escrow)    in
                   accordance  with the related pool
                   asset documents.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   The Servicer's records regarding X the pool assets agree with the Servicer's records with respect to an obligor's unpaid
1122(d)(4)(v)      principal balance.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Changes   with   respect  to  the      X           X
                   terms or status  of an  obligor's
                   pool    assets    (e.g.,     loan
                   modifications  or re-agings)  are
                   made,  reviewed  and  approved by
                   authorized      personnel      in
                   accordance  with the  transaction
                   agreements   and   related   pool
1122(d)(4)(vi)     asset documents.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Loss   mitigation   or   recovery      X           X
                   actions    (e.g.,     forbearance
                   plans,  modifications  and  deeds
                   in    lieu    of     foreclosure,
                   foreclosures  and  repossessions,
                   as  applicable)   are  initiated,
                   conducted    and   concluded   in
                   accordance  with  the  timeframes
                   or       other       requirements
                   established  by  the  transaction
1122(d)(4)(vii)    agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(4)(viii)   Records  documenting   collection      X
                   efforts  are  maintained   during
                   the   period  a  pool   asset  is
                   delinquent  in  accordance   with
                   the transaction agreements.  Such
                   records  are   maintained  on  at
                   least a  monthly  basis,  or such
                   other  period  specified  in  the
                   transaction    agreements,    and
                   describe the entity's  activities
                   in  monitoring   delinquent  pool
                   assets  including,  for  example,
                   phone calls,  letters and payment
                   rescheduling   plans   in   cases
                   where   delinquency   is   deemed
                   temporary   (e.g.,   illness   or
                   unemployment).
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(4)(ix)     Adjustments  to interest rates or      X           X
                   rates of return  for pool  assets
                   with variable  rates are computed
                   based on the  related  pool asset
                   documents.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
1122(d)(4)(x)      Regarding   any  funds   held  in      X
                   trust  for an  obligor  (such  as
                   escrow accounts):  (A) such funds
                   are analyzed,  in accordance with
                   the    obligor's    pool    asset
                   documents,  on at least an annual
                   basis,   or  such  other   period
                   specified   in  the   transaction
                   agreements;  (B) interest on such
                   funds is paid,  or  credited,  to
                   obligors   in   accordance   with
                   applicable  pool asset  documents
                   and  state  laws;  and  (C)  such
                   funds   are   returned   to   the
                   obligor  within 30 calendar  days
                   of full  repayment of the related
                   pool   assets,   or  such   other
                   number of days  specified  in the
                   transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Payments  made  on  behalf  of an      X
                   obligor    (such    as   tax   or
                   insurance  payments)  are made on
                   or before the related  penalty or
                   expiration  dates,  as  indicated
                   on  the   appropriate   bills  or
                   notices   for   such    payments,
                   provided  that such  support  has
                   been  received by the servicer at
                   least 30  calendar  days prior to
                   these   dates,   or  such   other
                   number of days  specified  in the
1122(d)(4)(xi)     transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Any late payment penalties in X connection with any payment to be made on behalf of an obligor are paid from the
                   Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error
1122(d)(4)(xii)    or omission.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Disbursements made on behalf of X an obligor are posted
                   within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)   the transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Delinquencies,   charge-offs  and                  X            X                                    X
                   uncollectible     accounts    are
                   recognized    and   recorded   in
                   accordance  with the  transaction
1122(d)(4)(xiv)    agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------
                   Any   external   enhancement   or                               X                                    X
                   other   support,   identified  in
                   Item  1114(a)(1)  through  (3) or
                   Item  1115 of  Regulation  AB, is
                   maintained  as set  forth  in the
1122(d)(4)(xv)     transaction agreements.
------------------ ---------------------------------- ----------- ----------- ------------ ----------- ------------ -----------